UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Amazon.com, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 29, 2008

NAME/ADDRESS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Amazon.com Shareholder:

The 2008 Annual Meeting of Shareholders of Amazon.com, Inc. (the “ Annual Meeting”) will be held at 9:00 a.m., Pacific Time, on Thursday, May 29, 2008 at the Seattle Art Museum, Plestcheeff Auditorium, 1300 First Avenue, Seattle, Washington 98101 for the following purposes:

1.	To elect eight directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors recommends you vote “FOR” the election of each of the nominees to the Board, and “FOR” the ratification of the appointment of Ernst & Young LLP as independent auditors.

The Board of Directors has fixed April 2, 2008, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. This Notice of Internet Availability of the Company’s proxy materials is being mailed to shareholders on or about April 18, 2008.

PLEASE SEE REVERSE SIDE FOR IMPORTANT INFORMATION ABOUT HOW TO VIEW OR OBTAIN YOUR PROXY MATERIALS, WHICH IS DIFFERENT FROM PRIOR YEARS

You will be able to vote your proxy while viewing the proxy materials on the Internet. To do so, you will be asked to enter the 11-digit control number printed on the bottom right corner of this Notice.	CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Company’s Proxy Statement, Annual Report on Form 10-K and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/amzn

You may vote your shares online at the above website using your control number; vote telephonically by calling the number provided on the above website, also using your control number; or attend the annual meeting and vote in person. If you request paper copies of the proxy materials as indicated below, you may also vote by mail.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 15, 2008 to facilitate timely delivery.

You can request a paper or email copy of the proxy materials in one of three ways:

1.	By calling 1-888-313-0164;

2.	By sending an email to: shrrelations@bnymellon.com; or

3.	By logging onto: http://bnymellon.mobular.net/bnymellon/amzn

MAKE SURE TO HAVE THIS NOTICE AVAILABLE:

•	When you request a paper copy of the proxy materials

•	When you view your proxy materials online, or

•	When you vote your proxy electronically or telephonically